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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

        In connection with the Quarterly Report of Sealy Corporation (the "Corporation") on Form 10-Q for the period ending March 2, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence J. Rogers, Interim Chief Executive Officer of the Corporation, and Jeffrey C. Ackerman, Executive Vice President and Chief Financial Officer of the Corporation, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

April 8, 2007

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers Interim Chief Executive Officer (Principal Executive Officer)
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

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  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350